UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2004

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

On May 18, 2004, Encore Medical Corporation (the “Company”) issued a press release to announce that the Company has entered into a definitive agreement to acquire BioHorizons Implant Systems, Inc., a company that designs and distributes a broad line of dental implants and oral reconstructive products.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated May 18, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: May 18, 2004	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Encore Medical Corporation Press Release dated May 18, 2004

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